MAINSTAY VP FUNDS TRUST

MainStay VP Janus Henderson Balanced Portfolio

(the “Portfolio”)

Supplement dated October 30, 2020 (“Supplement”) to the

Summary Prospectuses, Prospectuses and Statement of Additional Information,

each dated May 1, 2020, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectuses and Statement of Additional Information..

Effective on or about April 2, 2021, E. Marc Pinto will no longer serve as a portfolio manager for the Portfolio. All references to Mr. Pinto will be deleted in their entirety at that time. Except for this change, the portfolio management team for the Portfolio will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.